Note 7 - Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2023
Notes Tables
Property, Plant and Equipment [Table Text Block]
	As of December 31,
	2023	2022
Machinery and equipment	$171	$2,528
Computers, software and related equipment	26	432
Office furniture and equipment	24	651
Vehicles	60	846
Leasehold improvements	—	4,830
Construction in progress	—	1,401
Total property and equipment	281	10,688
Less accumulated depreciation and amortization	—	(3,023)
Property and equipment, net	$281	$7,665